UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 6, 2015
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Anderson Hill Road
Purchase, New York 10577
(Address of principal executive offices)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
As previously disclosed, effective beginning with the third quarter of 2015, PepsiCo, Inc. (PepsiCo) realigned certain of its reportable segments to be consistent with certain changes to its organizational structure and how the Chief Executive Officer will monitor the performance of these segments. As a result, all of its beverage, food and snack businesses in Latin America will be reported together as Latin America and its North American beverage business will be reported separately as North America Beverages. Prior to this change, the PepsiCo Americas Beverages (PAB) segment included all of the North American and Latin American beverage businesses. In addition, the PepsiCo Europe (Europe) reportable segment will now also include the businesses in the Sub-Saharan Africa markets that were formerly part of PepsiCo Asia, Middle East and Africa (AMEA) and will be renamed Europe Sub-Saharan Africa (ESSA). AMEA will be renamed Asia, Middle East and North Africa (AMENA). These changes do not impact the Frito-Lay North America or Quaker Foods North America reportable segments.
PepsiCo is furnishing this Current Report on Form 8-K to provide investors with certain supplemental information reflecting how its historical segment information will be retrospectively revised to reflect this new organizational structure.
Attached in Exhibit 99.1 to this Current Report on Form 8-K are unaudited financial statement schedules, which include certain summarized information regarding volume, revenue and operating profit, by reportable segment reflecting the new organizational structure on a reported basis and a non-GAAP basis, including core, core constant currency and organic results. For further information about PepsiCo’s core, core constant currency and organic results, including definitions of these non-GAAP financial measures, a description of items excluded from these results and reconciliations of GAAP and non-GAAP information, please refer to "Reconciliation of GAAP to Non-GAAP Information" in Exhibit 99.1 to this Current Report on Form 8-K.
The changes in the operating segment structure discussed above, as reflected in the information included in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, affect only the manner in which the results for the prior Latin America Foods, PAB, Europe and AMEA segments were previously reported. This Current Report on Form 8-K does not revise PepsiCo’s previously reported consolidated financial statements for any period. Beginning with the third quarter of 2015, PepsiCo's financial statements will reflect the realignment of its reportable segments with prior periods adjusted accordingly.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Schedule of Revised Reportable Segment Data, including Reconciliation of GAAP and Non-GAAP Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPSICO, INC.

Date: August 6, 2015	By:	/s/ Cynthia Nastanski
	Name:	Cynthia Nastanski
	Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Schedule of Revised Reportable Segment Data, including Reconciliation of GAAP and Non-GAAP Financial Information.